UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 10, 2007
IdleAire Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-51966	62-1829384

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
410 N. Cedar Bluff Road, Suite 200, Knoxville, TN 37923

(Address of principal executive offices)          (Zip Code)
(865) 437-3600

(Registrant’s telephone number, including area code)
Not Applicable

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
     On April 10, 2007, IdleAire Technologies Corporation (the “Company” or “IdleAire”) issued a press release announcing that David Gill will not stand for re-election to the board of directors of IdleAire Technologies Corporation but will continue to serve until the annual shareholders meeting in May. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 to this Form 8-K report.
     Information in this Form 8-K and the Exhibit attached hereto is being furnished under item 5.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit
99.1	Press Release dated April 10, 2007 announcing David Gill’s decision not to stand for re-election to the IdleAire Board of Directors

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDLEAIRE TECHNOLOGIES CORPORATION
Date: April 16, 2007	By:	/s/ Michael C. Crabtree
Michael C. Crabtree
President and Chief Executive Officer